NYSE American: AINC

2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," “target,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise, and the market price of our common stock; availability, terms and deployment of capital; changes in our industry and the market in which we operate, interest rates or the general economy; the degree and nature of our competition; actual and potential conflicts of interest with or between Remington, Ashford Trust and Braemar, our executive officers and our non-independent directors; availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; legislative and regulatory changes; the possibility that we may not realize any or all of the anticipated benefits from transactions to acquire businesses, including the acquisition of the project management business previously owned by Remington, and from new business initiatives, including the ERFPs with Ashford Trust and Braemar; disruptions relating to the acquisition or integration of the hotel management business previously owned by Remington, which may harm relationships with customers, employees and regulators; and unexpected costs relating to the acquisition or integration of the hotel management business previously owned by Remington. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission (“SEC”). Adjusted EBITDA is calculated by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. Adjusted EBITDA is a non-GAAP measure and reconciliations have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. Our business has been and will continue to be materially adversely affected by the impact of, and the public perception of a risk of, a pandemic disease. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, which has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Since late February, we have experienced a significant decline in occupancy and RevPAR and we expect the significant occupancy and RevPAR reduction associated with the novel coronavirus (COVID-19) to likely continue as we are recording significant reservation cancellations as well as a significant reduction in new reservations relative to prior expectations. The continued outbreak of the virus in the U.S. has and will likely continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc., or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security, and the information contained herein does not form part of any prospectus of Ashford Inc. that may be used to offer or sell securities. Prior to investing in Ashford, potential investors should carefully review Ashford’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Ashford’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein. Safe Harbor

3 About Us Ashford (NYSE American: AINC) is a leading provider of asset management and other services to the hospitality industry. Ashford's principals have a long track record of success and many years of experience investing and operating in the hospitality industry. Ashford serves as the advisor to two NYSE-listed real estate investment trusts, Ashford Hospitality Trust, Inc. (NYSE: AHT) and Braemar Hotels & Resorts, Inc. (NYSE: BHR). Ashford also has a Hospitality Products and Services division that strategically invests in operating companies that service the lodging industry. Additionally, Ashford acts as an accelerator to grow those companies through both Ashford’s advised platforms and other third parties.

4 c Hotels(1) 103 2019 Hotel Revenue $1.4Bn c Hotels 13 2019 Hotel Revenue $488M Our Company Hospitality Products & Services Asset Management NYSE: BHR NYSE: AHT (1) Excludes WorldQuest Orlando Resort

5 Our Expertise Only Publicly-Traded Asset Manager & Service Provider in the Hospitality Industry 100+ Years of Executive Experience in the Hospitality Industry 9 Hospitality Product and Service Companies Under One Roof 116 Hotels Under Asset Management Across Two Publicly-Traded REITs Fee Based Service Provider with Strong Returns on Invested Capital Attractive Long-Term Agreements

6 Our Strategy Grow Assets Under Management Grow Third-Party Business Expand Service Offerings Best-in-Class Asset Management and Operations with Deep Industry Relationships

7 Advisory Agreements Provide Sustainable Growth Long-Term Advisory Agreements Provide Stable Revenue Streams from Advised REITs 70bps Base Advisory Fee on Total Market Capitalization Contractually, Base Fees Cannot Decrease More Than 10% YoY Additional Incentive Fees Based on Total Shareholder Return Cannot be Terminated without Significant Payment to AINC Right to Place Product & Service Companies in Hotels at Market Rates

8 Portfolio Companies – Sustained Growth Strategy Acquire/Incubate Great Companies Generate ReturnsAccelerate Growth Target Company Invest • Identify great businesses with exceptional future potential • Focus on products, services, and technology that cater to the lodging industry • Best-in-class companies led by best-in-class management teams Target Company Accelerate • Integrate into the existing Ashford portfolios • Deliver material increases to top & bottom lines • Improve operational efficiency • Provide institutional infrastructure Scale Target Company • Leverage Ashford resources to significantly scale business • Utilize management’s deep industry and capital markets knowledge and relationships • Achieve further economies of scale and market penetration

Ashford – Executive Leadership • 23 years of hospitality experience • 4 years with the company • 15 years with Morgan Stanley • University of Pennsylvania, MBA • 15 years of hospitality experience • 15 years with the company & affiliate • 5 years with Stephens Investment Bank • Oklahoma State University, BS President of AINC COO of BHR & AHT President & CEO of BHRPresident & CEO of AHT Sr. Managing Dir. of AINC Jeremy WelterMonty Bennett Rob Hays Richard Stockton Deric Eubanks Rob Haiman CFO of AINC, BHR, & AHT EVP & General Counsel of AINC, BHR, & AHT CEO of AINC Chairman of AINC, BHR, & AHT • 20 years of hospitality experience • 17 years with the company • CFA Charter- holder • Southern Methodist University, BBA • 16 years of hospitality experience • 16 years with the company & affiliate • Amherst College, BA • Duke University, JD • 15 years of hospitality experience • 15 years with the company • 3 years of M&A at Dresser Inc. & Merrill Lynch • Princeton University, AB • 30 years of hospitality experience • 30 years with the company & affiliate • Cornell University, BS • Cornell University, MBA 9

Portfolio Companies – Overview

Portfolio Companies – Executive Leadership 11 • 1 year with the company • 16 years of Oil & Gas experience • University of Houston, BS CEO Hector Sanchez Carla Niemann Chris Batchelor SVP Design & Architecture CEO • 22 years of hospitality experience • 9 years with the company • University of Tennessee Knoxville, BA • 10 years of hospitality experience • 7 years with the company Remington Premier RED • 19 years of hospitality experience • 1 year with the company • Ohio University, BS • Arizona State, MBA CIO Jarrad EvansSloan Dean CEO • 15 years of hospitality experience • 8 years with the company & affiliate • Georgia Tech, BS • 34 years of hospitality experience • 20 years with the company • Oklahoma State, BS • University of Alaska Anchorage, MBA COO Stan Kennedy

Portfolio Companies – Executive Leadership (Cont.)

JSAV



Chuck Bauman
CEO

- 16 years of audiovisual experience
- 2 years with the company
- Former Team USA Swimmer
- SMU, BBA



Conor Donahue
COO

- 3 years with the company & affiliate
- 2 years at McKinsey & Company
- 9 years as U.S. Navy SEAL Officer
- Stanford, MBA

Ashford Securities



Jay Steigerwald
President

- 1 year with the company
- 30+ years in alternative investment products
- $7Bn+ raised
- Muhlenberg College, BS



Megan Gavin
Head of National Accounts

- 1 year with the company
- 10 years of investment experience
- Previously at Starwood Capital & Carey Financial
- Texas A&M, BS

OpenKey



TJ Person
CEO

- 21 years of technology experience
- 5 years with the company
- Koupon Media Board Member

Pure



Andrew Rehwinkel
Interim CEO

- 2 years with the company & affiliate
- 3 years with FTI Consulting
- Georgetown, BA
- SMU, MBA

12

13 2019 Revenue(1) $25.6M 2019 Adj. EBITDA(2) $14.0M Summary “Preferred partner from concept to completion” Premier is an industry leading construction & renovation services company with over 25 years of experience in every facet of the process. The approach is to gain our partners’ trust by thinking and acting like an owner from concept to completion. Highlights Interior Design Architecture Procurement Project Management Construction Development $2Bn+ Projects Managed 250+ Full Property Renovations 11 Third-Party Engagements Numerous Design Awards (Including 3 from Marriott) (1) Excludes cost reimbursement revenue (2) See Appendix B for GAAP reconciliation

14 2019 Revenue(1) $34.1M 2019 Adj. EBITDA(2) $21.5M Summary “Where passionate people thrive” Founded in 1968, Remington is a dynamic and growing hotel management company providing top quality service and expertise in property management. Currently, Remington has 77 hotels under management across 23 states and Washington D.C., representing 16 brands including 12 independent and boutique properties. Highlights 33 Marriott Properties 29 Hilton Properties 2 IHG Properties 1 Hyatt Properties 12 Independent Properties $900M+ Revenue Under Management 50+ Full Service Properties (1) Excludes cost reimbursement revenue (2) See Appendix B for GAAP reconciliation

15 Pre-COVID 2020 Pro Forma Revenue(1) $123.7M Pre-COVID 2020 Pro Forma Adj. EBITDA(1) $14.0M Summary “JSAV is the right CHOICE!” JSAV is a creative technology company that produces memorable events every day. Its customer-oriented team partners with over 95 hotels and convention centers to deliver more than 2,500 events annually. JSAV is the only audio visual provider owned by a Hospitality company, affording it strategic alignment of operating philosophy and core principals with both hoteliers and their guests. Highlights Event Production Creative Services Digital Events Collaborative Sales Immersive Content Continental Presence 30+ Years of Event Experience$100M+ Annual Revenues (1) Management’s estimate, as of January 2020 (pre-COVID)

LADY LYNSEY

RED HOSPITALITY & LEISURE

RESORT · ECO-TOURISM · DESTINATION SERVICES

$16.6M
Pre-COVID 2020 Pro Forma Revenue(1)

$4.2M
Pre-COVID 2020 Pro Forma Adj. EBITDA(1)

Summary

RED Hospitality and Leisure is a leading provider of resort services: including destination services, watersports, beach and recreation operations, destination management services and transportation. Clients include premier brands such as The Ritz-Carlton, Westin, and leading hotel REITs in North America and the Caribbean.

Highlights

Watersports • Beach Services • Transportation

Destination Management • Vertically Integrated

228% Adj. EBITDA Growth 2018-2019(2) **4+** Acquisition Opportunities

“Exceptional experiences from exceptional people”

(1) Management's estimate, as of January 2020 (pre-COVID)
(2) See Appendix B for GAAP reconciliation

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17 Annual Recurring Revenue Booked $1.0M Doors Under Contract 24,600 Summary “Unlock contactless, mobile keyless entry for your guests” OpenKey is the industry standard for universal mobile keyless entry in hotels. With locations in 10 countries on 3 continents and in over 50 cities, OpenKey is the largest mobile key provider for independent hotels and soft brands worldwide. Highlights Contact Free Check-in Secure Digital Keys White-Label Apps Integrated Hardware Multi-Family Offerings Exclusivity with Wyndham 96% Increase in App Downloads Aug. 2019 – Aug. 2020

18 October 2020 Industry Sales vs. May 2020(1)(2) +166% Industry Monthly Pre-COVID Fundraising(1)(2) $2.5Bn Summary “If it’s lodging, it’s Ashford” Ashford Securities is a managing broker/dealer committed to offering highly differentiated investment products to retail and institutional investors. Efforts are led by C. Jay Steigerwald III, former executive at W. P. Carey, who helped raise $7Bn of capital. Highlights FINRA Member Firm Private Placements Private Equity Funds Non-Traded Preferred Stock Retail Commitment to Alts is High $29Bn+ 2019 Alternative Industry Market Sales(1)(2) (1) Figures represent alternative investment market as a whole (2) Source: Robert A. Stanger

19 2019 Revenue $3.1M 2019 Adj. EBITDA(1) $162K Summary “Pure Wellness helps wellness-minded individuals be their best” Pure Wellness transforms interior spaces into world-class wellness environments that protect against viral and bacterial contaminates to promote overall wellbeing. Pure rooms provide a refreshing, relaxing experience to guests around the world: in hotels, resorts, office buildings, senior living, and more. Pure Rooms are designed to meet the needs of wellness-minded travelers and guests. Highlights $20 Average increase in nightly rate CDC Approved For COVID-19 15+ Years of Operation Patented 7-Step Process Expanding into Office/Multi-Family 30% Loyalty Program Upgrades (1) See Appendix B for GAAP reconciliation

Appendix A

The Ritz-Carlton St. Thomas – Rebuild 21

22 Renaissance Nashville – Renovation

Revenue Optimization 5-Year RevPAR Index(1) Project Alpha Targeted focus on ancillary revenue sources $2.46 Incremental Ancillary Revenue POR $10.8M Additional Portfolio Revenue Top-Line Focus (1) Remington managed portfolio as of October 31, 2020 (AHT & BHR) (2) Remington managed portfolio as of December 31, 2019 (AHT & BHR) +$3.6M Rooms Dept. +$1.1M F&B Dept. 2019 YOY Revenue Growth(1) 2019 YOY Revenue Capture(2) 23 0 bps 50 bps 100 bps 150 bps 200 bps 250 bps 300 bps 2014 2015 2016 2017 2018 2019 270bps of Growth 109.1 106.3

24 Industry Remington 41.7% 41.9% 42.4% 42.1% 41.1% 37.5% 37.8% 38.3% 38.4% 37.7% 35% 36% 37% 38% 39% 40% 41% 42% 43% 2015 2016 2017 2018 2019 GOP (Excludes Management Fees) Focused Cost Controls

Comprehensive Offering 3 Countries Serviced Hotel Audiovisual Contracts (64 Non-Ashford) 97 33 Ashford Hotels 1,300+ Annual Show Services Events (Excl. Hospitality) Offices (5 National & 3 International) 8 #2 Largest Hospitality Audiovisual Provider 25

Event Show Services 26

29 Unique Amenities 18 Fleet of Boats Resorts Serviced 5 3 High Barrier-to-Entry Markets 130,000 Customers Annually Associates(1) 120 3 Docks/Marinas 7 (1) Includes contract labor

OpenKey – Who We Are

- Contact Free Check-in & Room Access
- Unmatched, Flexible Lock Hardware Solutions
- Deep Relationships with Leading Brands
- Post COVID-19 Health Trends Driving Demand

openkey

Demand for OpenKey's Contactless Capabilities are Accelerating Through the COVID-19 Pandemic

90+	New Hotels Added in 2020
52%	Average Guest Usage
15	Brands Currently In Negotiations
250%	Increase In Inbound Demo Requests

CNN

"Guests will want keyless and contactless check-in and checkout and few personalized interactions."

- Marnie Hunter
CNN Travel

28

Pure Wellness – Who We Are

Pure disinfecting products are EPA registered & CDC approved for use against COVID-19

Pure Wellness has been a provider of specialized environmental services and products for 15+ years, promoting wellbeing in hospitality, office, education, and senior living spaces across the country

Industry Leading
DFS Filtration Technology

Pure™
captures down to
(0.007 µm)



Coronavirus
(0.1 µm)
HEPA
(0.3 µm)
Bacteria
(0.5 µm)
PM2.5
(2.5 µm)
Red Blood Cell
(7 µm)
PM10
(10 µm)

Patented 7-Step Process

Step 1. Disinfect Air Handling Unit (AHU)

Step 2. High Ozone Shock Treatment

Step 3. PURE CLEAN solution to remove irritants & particulates

Step 4. PURE SHIELD to prevent micro-organism regrowth

Step 5. Maintain Sanitized AHU with anti-microbial tea tree oil

Step 6. PURE AIR PURIFIER provides continuing medical-grade filtration

Step 7. Allergy-Friendly Bedding prevents dust and mite ingress

CERTIFIED Pure™ PURE WELLNESS

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C a s e S t u d y – L o n g T e r m H o l d Renaissance Nashvi l le EBITDA: 230.7%(2) RevPAR: 100.3%(2) (1) Acquired hotel March 2011 (2) Growth since YE 2010 Note: Past performance is not indicative of future results. For a complete list of hotel investment returns since inception, please contact investor relations • Eliminated use of low-rated market segments as demand grew • Comprehensive meeting space renovation • Public space renovation with restaurant re-concept and new 24-hour market • Ranked Top-10 Meeting Hotel 2019 in the United States by Cvent Strategies Implemented 30 $100 $120 $140 $160 $180 $200 $220 $8 $13 $18 $23 $28 $33 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 RevPA RM ill io ns EBITDA RevPAR (1) Reno. Asset Management

The Ri tz-Carl ton At lanta C a s e S t u d y – R e n o v a t i o n • Prioritized upselling of suites and Ritz-Carlton Club rooms • Guest satisfaction up 7.5% compared to pre-renovation • Targeted luxury consortia, resulting in more than $1.2M in revenue (1) Acquired hotel March 2011 (2) Growth since YE 2010 Note: Past performance is not indicative of future results. For a complete list of hotel investment returns since inception, please contact investor relations Renovation Investment: $17.1M EBITDA Growth: 574.1%(2) RevPAR Growth: 83.5%(2) 31 Strategies Implemented $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 $210 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 RevPA R M ill io ns EBITDA RevPAR (1) Reno. Asset Management

The Ritz-Carlton Lake Tahoe

Case Study – Asset Acquisition

Asset Management

Strategies Implemented

- Increased seasonal resort and parking fees
- Initiated Revenue Management transition to luxury cluster
- Marketed residences to all distribution channels
- Increased group marketing & developed 3D floor plans

FY 2018 – Prior to Takeover		FY 2019 – Post Takeover
$42.2M Hotel Revenue	→	$46.2M Hotel Revenue
$347 RevPAR	→	$389 RevPAR
184.2 RevPAR Index	→	211.9 RevPAR Index

Note: Past performance is not indicative of future results. For a complete list of hotel investment returns since inception, please contact investor relations



32

Hi l ton La Jol la Torrey P ines C a s e S t u d y – L o n g T e r m H o l d • Hired on-property salesperson to supplement area sales cluster • Hired new GM • Extended current ground lease (1) YE 2013 compared to YE 2019 Note: Past performance is not indicative of future results. For a complete list of hotel investment returns since inception, please contact investor relations EBITDA Growth: 74.5%(1) ADR Growth: 28.4%(1) 33 Strategies Implemented $150 $160 $170 $180 $190 $200 $210 $220 $8 $9 $10 $11 $12 $13 $14 $15 $16 2013 2014 2015 2016 2017 2018 2019 A D R M ill io ns EBITDA ADR Asset Management

Appendix B

35 GAAP Reconciliation Ashford, Inc. Reconciliation of Net Income to Adjusted EBITDA Year Ended December 31, 2019 (in thousands) Remington(1) Premier Pure Net Income $ 19,492 $ 21 $ 14 Interest Expense - - 2 Depreciation and amortization 171 12,494 100 Income tax expense 173 1,248 15 EBITDA 19,836 13,763 131 Non-cash stock-based compensation 856 90 - Transaction and legal costs 121 - - Severance and executive recruiting costs 641 106 31 Adjusted EBITDA $ 21,454 $ 13,959 $ 162 (1) Remington amounts are based upon unaudited operating financial data provided by the Remington seller.

36 GAAP Reconciliation RED Hospitality and Leisure Reconciliation of Net Income to Adjusted EBITDA(1) (in thousands) Year Ended Year Ended December 31, 2019 December 31, 2018 % Net Income (Loss) $ (519) $ 228 -328% Interest Expense 375 113 Depreciation and amortization 567 183 Income tax expense 510 (16) EBITDA 933 508 Transaction and legal costs 1,252 158 Adjusted EBITDA $ 2,185 $ 666 228% (1) Amounts are based upon unaudited operating financial data provided by the RED seller.

NYSE American: AINC